N A S D A Q
A M E X
N Y S E

Annual Report

                                 (PERRITT LOGO)
                       MicroCap Opportunities Fund, Inc.

A NO-LOAD MUTUAL FUND
THAT INVESTS IN THE
STOCKS OF RAPIDLY
GROWING COMPANIES
THAT AT THE TIME
OF PURCHASE HAVE
EQUITY MARKET VALUES
BELOW $400 MILLION.

October 31, 2002

                                 (PERRITT LOGO)
                       MicroCap Opportunities Fund, Inc.

                                No Sales Charges
                           No Redemption Charges*<F1>
                                 No 12b-l Fees
                        Minimum Initial Investment $1000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                           o IRA        o Keogh
                           o SEP        o Roth IRA
                           o 403b       o Education IRA

       *<F1> 2% redemption fee imposed for shares held less than 90 days

INVESTMENT PHILOSOPHY

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management, and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.

PRESIDENT'S MESSAGE

Despite a difficult year for equity investors generally, the Perritt MicroCap Opportunities Fund posted a modest gain during fiscal 2002 ended October 31. Your Fund's 1.9 percent 12-month total return compares favorably to the Fund's benchmark Russell 2000 Index return of minus 11.5 percent. The Fund also outperformed this benchmark on a three-, five-, and 10-year basis. (The performance of the Fund is listed on page four of this report.) The Fund's returns are equally impressive when compared to the large-cap stock dominated Standard & Poor's 500 Index. During the last 12 months, the Standard & Poor's 500 Index declined by nearly 16 percent. Not only has this large-cap stock index declined during the past year, it has also declined during the past three- and five-year periods. Overall, we are pleased to report that the Perritt MicroCap Opportunities Fund has outperformed both its benchmark Russell 2000 Index and the large-cap stock Standard & Poor's 500 Index on a one-, three-, five- and 10-year basis.

We attribute a portion of our recent success to the changes we made in our portfolio management strategy a few years ago. Three years ago we made a concerted effort to introduce more discipline in the management of the Fund. While we did not change the basic approach of seeking the undervalued and under-researched small-cap and micro-cap stocks, we implemented two new portfolio management tools. First, all purchase candidates are subjected to a proprietary nine-factor test, which examines fundamental income statement and balance sheet relationships. Only the fundamentally and financially strong companies pass this test. Second, we employ a market behavior tool, which has improved the timing of security purchases and sales. We plan to add to our investment toolbox as appropriate, but we will not change the basic approach of selecting undervalued and under-researched micro-cap stocks.

Unfortunately, the Fund's strong relative performance during the last 12 months attracted the attention of market timers. These investors rushed into the Fund during the first few months of 2002, which resulted in an increase in assets from $15 million to nearly $45 million. Then they liquidated their positions a few months later. As a result, the Fund's annual portfolio turnover ratio (118 percent) was much higher than normal. We estimate that the turnover ratio would have been approximately 50 percent lower absent the increase in shareholder purchase and redemption activity. Under more normal circumstances, the Fund's annual portfolio turnover ratio would have been in line with our target.

As we indicated in last year's shareholder's report, merger and acquisition activity was robust during the fiscal year. Five of our portfolio investments were acquired, which represents nearly seven percent of our average number of holdings. The five companies that were acquired were Associated Materials, Hoenig, Oratec Innovations, Suburban Lodges, and OnTrack International. On average, these investments appreciated 70 percent above the value of our original investment. We believe that merger and acquisition activity in the micro-cap sector of the market may be even more robust next year. Our belief is based on the fact that interest rates are now at a 50-year low, and larger companies still have a significant amount of cash on hand. In other words, larger companies would get a better return buying companies rather than from investing in cash equivalents or bonds. In fact, two of our current investments (Osmonics and Hoovers) are in the process of being acquired in fiscal 2003 and a third (Rawlings) is in negotiations with a potential acquirer. Given the activity in the first two months of fiscal 2003, we would not be surprised if more than 10 percent of the Fund's holdings were to be acquired during the 2003 fiscal year.

At fiscal year-end, the portfolio contained the common stocks of 78 companies, 43 of which were added during the year. (The Fund's 10 largest holdings are described in detail on page five of this report.) During the last fiscal year, we liquidated 37 positions. The Fund's portfolio is now priced at 12 times 2002 earnings estimates and at less than 10 times estimated earnings for 2003. On average, the stocks in the portfolio are priced at less than 1.0 times revenues. The portfolio's current median market capitalization is approximately $105 million.

I would like to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their continued support. Given the current valuation multiples and growth potential, we remain very optimistic regarding the future prospects for micro-cap stocks. Once again, thank you for your continued support as we look forward to further success.

Michael Corbett
President

PORTFOLIO MANAGERS

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of the Fund. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed comanager of the Fund in 1996 and Fund President in 1999. A graduate of DePaul University, Mr. Corbett has been a contributor to several investment books and newsletters.

PERFORMANCE

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
versus Russell 2000 Index

         Perritt MicroCap Opportunities Fund, Inc.    Russell 2000 Index
         -----------------------------------------    ------------------
10/92                    10,000                            10,000
10/93                    11,300                            13,320
10/94                    11,180                            13,170
10/95                    14,040                            15,500
10/96                    16,650                            18,060
10/97                    22,630                            23,240
10/98                    17,240                            20,550
10/99                    15,510                            23,600
10/00                    21,860                            27,740
10/01                    23,960                            24,160
10/02                    24,420                            21,360

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 2002

                        Past 1 Year  Past 3 Years   Past 5 Years  Past 10 Years
Perritt MicroCap
  Opportunities
  Fund, Inc.               1.94%        57.44%         7.95%         144.11%
Russell 2000 Index       -11.47%        -8.96%        -7.37%         111.93%
(reflects no deduction
  for fees and expenses)
CPI                        2.03%         7.79%         12.19%         27.86%

Cumulative total returns reflect the Fund's actual performance over a set time period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 2002

                        Past 1 Year   Past 3 Years  Past 5 Years  Past 10 Years
Perritt MicroCap
  Opportunities
  Fund, Inc.               1.94%         16.33%        1.54%          9.33%
Russell 2000 Index       -11.47%         -3.08%       -1.52%          7.80%
  (reflects no deduction
  for fees and expenses)
CPI                        2.03%          2.53%        2.33%          2.49%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not an indication of future performance.

TEN LARGEST HOLDINGS

EXACTECH (EXAC) develops, manufactures, markets and sells orthopedic implant devices, related surgical instrumentation and materials, and distributes biologic materials to hospitals and physicians in the United States and overseas. The Company's orthopedic implant products are used to replace joints that have deteriorated as a result of injury or diseases such as arthritis.

RIMAGE (RIMG) is a provider of CD recordable (CD-R) and DVD recordable (DVD-R) publishing systems required for producing discs with customized digital content on an on-demand basis. The Company's publishing systems, which include equipment to handle a full range of low to high production volumes, incorporate robotics, software and custom printing technology for disc labeling.

ICT GROUP (ICTG) is a global provider of integrated customer relationship management (CRM) solutions. The Company provides integrated sales, marketing and customer care solutions designed to help its clients identify, acquire, retain, service, measure and maximize the lifetime value of their customer relationships. ICT's comprehensive, balanced mix of outsourced CRM solutions includes inbound and outbound sales, up-selling/cross-selling, customer care and retention and technical support/help desk services, as well as full-service marketing research, including telephone interviewing, coding and analysis and database design and marketing analysis.

HARVEST NATURAL RESOURCES (HNR) formerly known as Benton Oil and Gas Company, is an independent energy corporation, which has been engaged in the development and production of oil and gas properties since 1989. The Company's producing operations are conducted principally through its 80%-owned Venezuelan subsidiary, Benton-Vinccler, C.A., which operates the South Monagas Unit in Venezuela; and Geoilbent Ltd., a Russian limited liability company of which the Company owns 34%, which operates the North Gubkinskoye and South Tarasovskoye Fields in West Siberia, Russia.

GROUP 1 SOFTWARE (GSOF) is a provider of software solutions for data quality, customer communications management and direct marketing applications. Group 1 has offices throughout the United States and in Canada, the United Kingdom, continental Europe and Latin America. The Company also is represented in Asia and Australia markets.

MATRIX SERVICES (MTRX) provides specialized onsite maintenance and construction services for the petroleum, energy, manufacturing, industrial gas, transportation, chemical, food and processing industries. Matrix has three operating segments. Its Aboveground Storage Tank (AST) Services segment includes the maintenance, repair, construction and product sales of aboveground storage tanks. The Plant Services segment includes maintenance contracts, turnarounds and safety services. The Construction Services segment includes turnkey, design build and general construction.

HEALTHCARE SERVICES GROUP (HCSG) provides housekeeping, laundry, linen, facility maintenance and food services to the healthcare industry, including nursing homes, retirement complexes, rehabilitation centers and hospitals. The Company renders contractual housekeeping and laundry services to approximately 1,200 facilities in 43 states and Canada.

BLUE RHINO (RINO) is a national provider of propane grill cylinder exchange and complementary propane and non-propane products to consumers through many retailers worldwide. Uniflame Corporation, the Company's subsidiary, focuses on selling a wide assortment of charcoal, electric and propane grills through retailers and also sells propane-fueled outdoor patio heaters and other outdoor hearth products that complement the use of grills by extending outdoor living in cooler weather conditions.

CENTENE (CNTE) provides managed care programs and related services to individuals receiving benefits under Medicaid, including Supplemental Security Income (SSI) and State Children's Health Insurance Program (SCHIP). The Company operates under its own state licenses in Wisconsin, Indiana and Texas, and contracts with other managed care organizations to provide risk and non-risk management services.

BOSTON ACOUSTICS (BOSA) engineers, manufactures and markets moderately-priced, high-quality audio systems for use in home audio and video entertainment systems, in after-market automotive audio systems and in multimedia computer environments. Most of Boston Acoustics' products are assembled by the Company from purchased components, although certain home, automotive and multimedia speakers are manufactured by other companies.

STATEMENT OF NET ASSETS
OCTOBER 31, 2002

COMMON STOCKS - 97.8% (a)<F3>

AIR TRANSPORT-1.2%
    28,400   Air Methods Corporation                               $   172,388

BIOTECHNOLOGY-1.8%
    15,000   Bradley Pharmaceuticals Inc.                              187,200
    40,000   Vasogen Inc.                                              172,200
                                                                   -----------
                                                                       252,200

BUSINESS SERVICES-8.4%
    50,000   Carlisle Holdings                                         125,000
    18,000   ICT Group, Inc.                                           335,700
    20,000   Modtech Holdings                                          187,800
    12,000   Pomeroy Computer Resources                                132,120
    30,000   Rentrak Corporation                                       168,000
    32,000   Team Inc.                                                 256,640
                                                                   -----------
                                                                     1,205,260

CONSUMER PRODUCTS - DISTRIBUTING -1.7%
    21,000   TBC Corp.                                                 243,390

CONSUMER PRODUCTS - MANUFACTURING-14.6%
    20,000   AMX Corporation                                            60,000
    20,000   Blue Rhino Corporation                                    305,580
    23,500   Boston Acoustics*<F2>                                     298,097
     7,000   Del Laboratories, Inc.                                    174,300
    29,000   Fleetwood Enterprises, Inc.*<F2>                          162,400
    16,500   Flexsteel Industries, Inc.                                232,650
    25,000   Helen of Troy Ltd.                                        241,250
     5,000   Monaco Coach Corporation                                   80,950
     5,000   National Presto Industries, Inc.*<F2>                     145,000
    40,000   Rawlings Sporting Goods Company, Inc.*<F2>                218,400
    20,000   Tandy Brands Accessories                                  185,000
                                                                   -----------
                                                                     2,103,627

CONSUMER SERVICES-4.3%
    41,500   Hoover's, Inc.                                            218,705
    15,000   Lesco, Inc.*<F2>                                          167,250
    16,000   Whitman Education Group, Inc.                              89,600
    40,000   eUniverse, Inc.                                           140,800
                                                                   -----------
                                                                       616,355

COMPUTERS & ELECTRONICS-4.2%
    50,000   Cray Inc.                                                 264,000
    37,100   Rimage Corp.                                              348,035
                                                                   -----------
                                                                       612,035

ENERGY & RELATED SERVICES-5.1%
     9,000   AZZ Inc.                                                  111,600
    12,000   Headwater Inc.                                            205,800
    40,000   Matrix Service Co.                                        320,000
    10,000   Michael Baker Corporation                                 100,000
                                                                   -----------
                                                                       737,400

ENVIRONMENTAL SERVICES-3.5%
    25,000   Layne Christensen Co.                                     201,250
    12,000   Osmonics                                                  163,200
    75,000   Versar                                                    163,500
                                                                   -----------
                                                                       500,950

FINANCIAL SERVICES-5.9%
     7,500   Gold Banc Corporation, Inc.*<F2>                           73,800
    27,000   HPSC, Inc.                                                215,730
     7,300   Home Federal Bancorp*<F2>                                 167,900
    11,000   Mercantile Bank Corporation                               214,390
    64,600   U.S. Global Investors, Inc.                                74,936
    10,000   Vail Banks, Inc.*<F2>                                     109,000
                                                                   -----------
                                                                       855,756

LEISURE-1.9%
    50,000   Acres Gaming                                              281,500

MEDICAL SUPPLIES & SERVICES-17.4%
    20,500   Abaxis, Inc.                                               83,025
    34,000   Allied Healthcare Products, Inc.                          104,380
    41,500   CNS, Inc.                                                 234,433
    10,000   Centene Corporation                                       304,300
    55,900   DrugMax, Inc.                                              55,900
    17,000   Exactech                                                  355,130
    26,000   Healthcare Services Group, Inc.                           308,360
    10,000   Inverness Medical Innovations, Inc.                       102,500
     9,500   Lifeline Systems, Inc.                                    214,700
    20,000   Option Care, Inc.                                         156,000
    12,000   SFBC International                                        152,880
    10,000   Utah Medical Products                                     173,790
     5,000   Young Innovations, Inc.                                   122,296
    68,000   Zevex International, Inc.                                 135,320
                                                                   -----------
                                                                     2,503,014

MILITARY EQUIPMENT-1.3%
    11,000   Allied Research Corporation                               188,100

OIL & GAS-2.3%
    50,000   Harvest Natural Resources, Inc.                           334,000

REAL ESTATE-3.2%
     5,000   Bedford Property Investors, Inc.*<F2>                     124,450
    15,000   Mission West Properties, Inc.*<F2>                        150,750
     7,000   Tejon Ranch Co.                                           187,600
                                                                   -----------
                                                                       462,800

RETAIL-10.9%
    57,000   Bon-Ton Stores, Inc.                                      213,750
    11,500   Duckwall-ALCO Stores, Inc.                                115,805
    17,000   Finlay Enterprises, Inc.                                  204,000
    20,000   MarineMax, Inc.                                           200,000
    15,000   Monro Muffler Brake, Inc.                                 266,250
     8,000   Rex Stores Corp.                                           95,600
    30,500   Rush Enterprises, Inc. Class A Shares                     124,745
    29,400   Rush Enterprises, Inc. Class B Shares                     124,950
     6,000   Tractor Supply Company                                    227,940
                                                                   -----------
                                                                     1,573,040

SOFTWARE-3.3%
    16,200   Group 1 Software, Inc.                                    332,262
    35,000   Tyler Technologies, Inc.                                  140,000
                                                                   -----------
                                                                       472,262

SPECIALTY MANUFACTURING-5.9%
     5,000   AEP Industries                                             77,445
     5,000   Ceradyne, Inc.                                             35,350
    85,000   Flanders Corporation                                      134,300
     4,000   InVision Technologies, Inc.                               141,640
     8,000   Raven Industries, Inc.*<F2>                               212,480
    48,000   Transact Technologies                                     216,480
    20,000   Urecoats Industries, Inc.                                  27,400
                                                                   -----------
                                                                       845,095

TRANSPORTATION-0.9%
    60,000   Frozen Food Express Industries, Inc.                      123,000
                                                                   -----------
TOTAL COMMON STOCKS (COST $14,854,686)                              14,082,172

VARIABLE RATE DEMAND NOTES-2.9% (a)<F3>

   $68,140   AMERICAN FAMILY (1.425% AT 10/31/02)                       68,140
  $245,814   WISCONSIN ELECTRIC (1.425% AT 10/31/02)                   245,814
  $109,150   U.S. BANK (1.540% AT 10/31/02)                            109,150
                                                                   -----------
TOTAL VARIABLE RATE DEMAND NOTES (COST $423,104)                       423,104
                                                                   -----------
TOTAL INVESTMENTS (COST $15,277,790)                                14,505,276
                                                                   -----------
LIABILITIES, NET OF OTHER ASSETS-(0.7)% (A)<F3>                       (102,785)
                                                                   -----------
TOTAL NET ASSETS - 100%                                            $14,402,491
                                                                   -----------
                                                                   -----------

(Equivalent to $14.02 per share based on 1,027,639 shares of capital stock outstanding.)

  *<F2> Income producing security
(a)<F3> Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS

                                                                  For the
                                                                 Year Ended
                                                              October 31, 2002
                                                              ----------------
INCOME:
     Dividends                                                    $  80,812
     Interest                                                        37,709
     Other                                                           18,313
                                                                  ---------
          Total income                                              136,834
                                                                  ---------

EXPENSES
     Advisory Fees                                                  223,625
     Fund Accounting Expense                                         33,148
     Transfer Agent Fees                                             22,932
     Custodian Fees                                                  27,328
     Legal Fees                                                      28,409
     Auditing & Tax Fees                                             19,504
     Printing & Postage                                              15,560
     State Registration Fees                                         19,601
     Directors & Annual Meetings                                      5,345
     Insurance                                                        1,134
     Other Expenses                                                   6,554
                                                                  ---------
          Total expenses                                            403,140
          Expense Reimbursement by Advisor                           44,272
                                                                  ---------
          Total net expenses                                        358,868
                                                                  ---------
          Net investment loss                                      (222,034)
                                                                  ---------
     Net Realized Gain on Investments                               158,429
     Net Increase In Unrealized Appreciation of Investments          22,362
                                                                  ---------
     Net Gain on Investments                                        180,791
                                                                  ---------
     Net Decrease in Net Assets Resulting from Operations         $ (41,243)
                                                                  ---------
                                                                  ---------

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
                                                 For the           For the
                                               Year Ended         Year Ended
                                            October 31, 2002   October 31, 2001
                                            ----------------   ----------------
OPERATIONS:
   Net investment loss                        $  (222,034)       $  (111,690)
   Net realized gain on investments               158,429            653,026
   Net increase in unrealized appreciation
     of investments                                22,362            204,689
                                              -----------        -----------
   Net increase (decrease) in net assets
     resulting from operations                    (41,243)           746,025
                                              -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS                    (117,104)        (1,277,926)
                                              -----------        -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued
     (2,196,632 and 456,591
     shares, respectively)                     35,282,868          6,333,479
   Cost of shares redeemed
     (2,112,853 and 288,757 shares,
     respectively)                            (34,125,601)        (3,900,777)
   Reinvestment of distributions
     (7,585 and 111,062 shares,
     respectively)                                111,341          1,202,882
   Redemption fees                                313,158             68,090
                                              -----------        -----------
   Net increase in net assets from
     capital share transactions                 1,581,766          3,703,674
                                              -----------        -----------
   Total increase                               1,423,419          3,171,773

NET ASSETS AT THE BEGINNING OF THE PERIOD      12,979,072          9,807,299
                                              -----------        -----------

NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment
  loss of $1,717,410 and $1,817,033,
  respectively)                               $14,402,491        $12,979,072
                                              -----------        -----------
                                              -----------        -----------

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights

                                                             Years Ended October 31

                                                2002           2001           2000           1999
                                                ----           ----           ----           ----
Selected Per-Share Data:
Net asset value, beginning of period          $ 13.86        $ 14.92        $ 10.59        $ 11.77
                                              -------        -------        -------        -------

Income (loss) from investment operations:
   Net investment income (loss)                 (0.16) a<F4>   (0.13) a<F4>   (0.19) a<F4>   (0.15) a<F4>
   Net realized and unrealized
     gain (loss) on investments                  0.21           0.94           4.30          (1.03)
                                              -------        -------        -------        -------
Total from Investment Operations                 0.05           0.81           4.11          (1.18)
                                              -------        -------        -------        -------
Less Distributions                              (0.11)         (1.95)          0.00           0.00
                                              -------        -------        -------        -------
Redemption fees                                  0.22           0.08           0.22
                                              -------        -------        -------        -------
Net asset value, end of period                $ 14.02        $ 13.86        $ 14.92        $ 10.59
                                              -------        -------        -------        -------
                                              -------        -------        -------        -------

Total Return                                    1.93%          9.62%         40.89%        (10.03%)

Ratios and Supplemental Data:
   Net assets, end of period
     (in thousands)                          $ 14,402       $ 12,979        $ 9,807        $ 8,499
   Ratio of expenses to average
     net assets                                 1.60%          1.75%          1.75%          1.72%
   Ratio of net investment income
     to average net assets                      (1.0%)         (1.0%)         (1.3%)         (1.2%)
   Portfolio turnover rate                     118.0%          94.3%          89.2%          53.4%

                             Years Ended October 31

    1998          1997          1996          1995          1994          1993
    ----          ----          ----          ----          ----          ----
  $ 17.75       $ 14.33       $ 14.17       $ 11.89       $ 12.54       $ 11.43
  -------       -------       -------       -------       -------       -------

    (0.17) a<F4>  (0.05)        (0.16)        (0.13)        (0.13)        (0.14)

    (3.55)         4.78          2.42          3.01          0.02          1.61
  -------       -------       -------       -------       -------       -------
    (3.72)         4.73          2.26          2.88         (0.11)         1.47
  -------       -------       -------       -------       -------       -------
    (2.26)        (1.31)        (2.10)        (0.60)        (0.54)        (0.36)
  -------       -------       -------       -------       -------       -------

  $ 11.77       $ 17.75       $ 14.33       $ 14.17       $ 11.89       $ 12.54
  -------       -------       -------       -------       -------       -------
  -------       -------       -------       -------       -------       -------

  (23.83%)       35.95%        18.56%        25.60%        (1.05%)       12.97%

 $ 10,173      $ 24,831       $ 8,130       $ 6,729       $ 6,279       $ 7,208

    1.81%         1.52%         1.92%         2.07%         2.00%         1.96%

    (1.1%)        (0.6%)        (1.2%)        (1.0%)        (1.0%)        (1.1%)
    24.0%         83.1%         58.0%         67.4%         39.2%         34.6%

The accompanying notes to financial statements are an integral part of this schedule.

a:<F4> Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

October 31, 2002

The Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of significant policies of the Fund:

     a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes are valued at amortized cost, which approximates fair value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 2002, purchases and sales of investment securities (excluding demand notes) were $27,114,383 and $25,320,014, respectively.

     b. Net realized gains and losses on securities are computed using the first-in, first-out method.

     c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. For the year ended October 31, 2002, the Fund will distribute approximately $100,000 as an ordinary income distribution and $158,000 as a capital gain distribution.

     e. Dividends to shareholders are recorded on the ex-dividend date.

     f. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     g. Redemption fees of $68,090 and $158,088 for the years ended October 31, 2001 and 2000, respectively, previously reported as part of investment income, have been reclassified as capital share transactions to conform to the current year's presentation. These changes had no effect on the Fund's net asset values.

2. INVESTMENT ADVISORY AGREEMENT, CUSTODIAL AGREEMENT, AND TRANSACTIONS WITH RELATED PARTIES:

     The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1% of the daily net assets of the Fund.

     The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the year ended October 31, 2002 was 1.75%. At October 31, 2002, the Fund's assets include $23,392 receivable from PCM.

3.   SOURCES OF NET ASSETS:

     As of October 31, 2002, the sources of net assets are as follows:

     Fund shares issued and outstanding                            $14,373,081
     Unrealized appreciation of investments                            772,515
     Accumulated net realized gain on investments                    1,523,141
     Undistributed net investment loss                              (2,266,246)
                                                                   -----------
     Total                                                         $14,402,491
                                                                   -----------
                                                                   -----------

     Aggregate net unrealized appreciation as of October 31, 2002 consists of the following:

     Aggregate gross unrealized appreciation                       $ 2,092,767
     Aggregate gross unrealized depreciation                        (1,320,252)
                                                                   -----------
     Net unrealized appreciation                                   $   772,515
                                                                   -----------
                                                                   -----------

     As of October 31, 2002, there were 20,000,000 shares of $0.01 par value capital stock authorized.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of the Perritt MicroCap Opportunities Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt MicroCap Opportunities Fund, Inc. (a Maryland corporation) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States.

ALTSCHULER, MELVOIN and GLASSER LLP
Chicago, Illinois
December 2, 2002

              For assistance with your existing account, call our
                  Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
                             10 S. Riverside Plaza
                                   Suite 1520
                             Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                             One South Wacker Drive
                             Chicago, IL 60606-3392

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                               Milwaukee,WI 53202

                          CUSTODIAN,TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee,WI 53201-0701

                          BROKERAGE FIRM AVAILABILITY
                            Charles Schwab & Company
                                 T D Waterhouse

                               WWW.PERRITTCAP.COM
                       FUND UPDATES ON THE WORLDWIDE WEB

A portion of the Perritt Capital Management, Inc. website is devoted to the Perritt MicroCap Opportunities Fund, Inc. Every month, the Fund's portfolio holdings are updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings are posted every week so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Also included are the Fund's annual and quarterly financial reports and an updated Fund prospectus.

                                 (PERRITT LOGO)
                       MicroCap Opportunities Fund, Inc.

         10 South Riverside Plaza o Suite 1520 o Chicago, IL 60606-3911
              Tel 312-669-1650 o 800-331-8936 o Fax: 312-669-1235
        E-mail: PerrittCap@PerrittCap.com o Web Site: www.PerrittCap.com

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, Inc.